Exhibit 10.6





                             OFFICE BUILDING LEASE


                                    between

                                BORA BORA, LLC,

                                   Landlord

                                      and

                             WYNN LAS VEGAS, LLC,

                                    Tenant


                               Dated May 3, 2004

                               TABLE OF CONTENTS

                                                                          PAGE


SECTION 1  DEMISED PREMISES.................................................1


SECTION 2  TERM.............................................................1


SECTION 3  RENT.............................................................2


SECTION 4  GAMING...........................................................3


SECTION 5  FINANCING........................................................3


SECTION 6  USE OF PREMISES; EXCLUSIVITY.....................................4


SECTION 7  ALTERATIONS AND IMPROVEMENTS.....................................6


SECTION 8  PARKING..........................................................6


SECTION 9  TAXES............................................................7


SECTION 10  UTILITIES.......................................................8


SECTION 11  MAINTENANCE AND REPAIRS.........................................8


SECTION 12  LIENS...........................................................9


SECTION 13  INSURANCE......................................................10


SECTION 14  DESTRUCTION OF PREMISES; CONDEMNATION..........................11


SECTION 15  INDEMNIFICATION................................................13


SECTION 16  SUBORDINATION..................................................13


SECTION 17  ASSIGNMENT AND SUBLETTING......................................14


SECTION 18  LEASEHOLD FINANCING............................................15


SECTION 19  RIGHTS OF ACCESS...............................................21


SECTION 20  ESTOPPEL CERTIFICATE...........................................22


SECTION 21  EXPENDITURES...................................................22


SECTION 22  DEFAULT........................................................22


SECTION 23  MISCELLANEOUS..................................................23

                             OFFICE BUILDING LEASE


         THIS OFFICE BUILDING LEASE (this "Lease") is entered into as of May 3, 2004 (the "Commencement Date") by and between Bora Bora, LLC, a Nevada limited liability company ("Landlord"), and Wynn Las Vegas, LLC, a Nevada limited liability company ("Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord owns good and marketable title in and to the parcel of real property described on Exhibit "A" attached hereto (the "Landlord's Property"), including a building and other improvements located and/or to be constructed thereon and therein (the "Building") as shown on Exhibit "B" attached hereto;

         WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the Building, on a triple net basis, upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the terms, covenants, conditions and provisions hereinafter set forth and other good and valuable consideration, it is hereby mutually agreed by and between Landlord and Tenant as follows:

                                   SECTION 1
                               DEMISED PREMISES

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Building located on the real property described on Exhibit "C" attached hereto, together with all and singular improvements, and any appurtenant rights, privileges and/or easements plus all fixtures, equipment and property located therein or thereon, excluding the 4,292 square feet of floor space which is shown on Exhibit "D" attached hereto used in connection with the art gallery operated by Wynn Resorts Holdings, LLC and all fixtures, equipment and property located therein or thereon (the "Premises"). Landlord reserves to itself the use of the roof, exterior walls and the area above and below the Premises together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements now or in the future leading through the Premises and which serve the Building, except that such rights shall not materially interfere with Tenant's right to visibility, ingress, egress and operations.

                                   SECTION 2
                                     TERM

         2.1 This Lease shall be effective and the term of the Lease (the "Lease Term") and payment of Rent (as defined in Section 3.1 hereof) shall commence on the Commencement Date and shall continue for a period of thirty
(30) years (the "Initial Term") thereafter unless terminated earlier as elsewhere herein provided. Tenant may terminate this Lease on thirty (30) days' written notice to Landlord so long as Tenant is permitted to do so under the Credit Agreement (as defined in that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, made by Tenant, as Trustor, to Nevada Title Company, a Nevada corporation, as Trustee, for the benefit of Deutsche Bank Trust Company Americas, in its capacity as Administrative Agent for the benefit of the Banks, as Beneficiary, recorded on October 29, 2002 in Book 20021029 as Document No. 03540 of the Official Records of Clark County, Nevada) and the Mortgage Notes Indenture (as defined in that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Tenant, as Trustor, to Nevada Title Company, a Nevada corporation, as Trustee, for the benefit of Wells Fargo Bank, National Association, in its capacity as the Mortgage Notes Indenture Trustee, as Beneficiary, recorded on October 29, 2002 in Book 20021029 as Document No. 03548 of the Official Records of Clark County, Nevada). The Credit Agreement referenced in the preceding sentence shall hereinafter be referred to as the "WLV Credit Agreement." "Termination Option Date" shall mean the date that Tenant is permitted to terminate this Lease under the deeds of trust referenced in this Section 2.1.

         2.2 In the event Tenant is not then in default of its obligations hereunder beyond any applicable cure period and this Lease has not previously been terminated, after the expiration of the Initial Lease Term, the Lease Term shall continue on a month-to-month basis, upon the same terms and conditions as are set forth in this Lease. At any time during any such extension of the Initial Lease Term, either party may terminate the Lease by delivering written notice to the other party no later than ten (10) days prior to the expiration of any thirty (30) day extension period. In the event that such notice is not given within such time period, the Lease shall continue in effect.

         2.3 Upon the expiration or sooner termination of the Lease Term, Tenant shall, at its sole cost and expense, within fifteen (15) days after receipt of written notice, remove all personal property and trade fixtures which Tenant has installed or placed on the Premises ("Tenant's Property") from the Premises and repair all damage thereto resulting from such removal, and Tenant shall thereupon surrender the Premises in the same condition as on the Commencement Date, reasonable wear and tear excepted, broom clean. In the event Tenant fails to remove any of Tenant's Property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such property not so removed and repair all damage to the Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to Tenant's Property caused by, or resulting from, such removal or otherwise. In the event any amount due Landlord pursuant to this Lease has not been paid at the expiration or termination of this Lease, Landlord shall have the right to sell or dispose of Tenant's Property as Landlord so chooses as partial satisfaction of the amount past due.


                                   SECTION 3
                                     RENT

         3.1 During the Lease Term, Tenant shall pay as monthly Base Rent for the Premises the sum of One Dollar ($1.00) per month (the "Base Rent"). The Base Rent shall be due and payable in advance on the first (1st) day of each month during the Lease Term.

         3.2 In addition to Base Rent, Tenant shall reimburse Landlord, as "Additional Rent", for all costs ("Operating Costs") incurred by Landlord in connection with the maintenance, repair, replacement, operation and cleaning of the Building, including costs for sewage, janitorial, waste disposal, refuse removal, security and mailroom services. Tenant shall pay Additional Rent, in equal monthly installments with the Base Rent, based on Landlord's good faith estimate of the Operating Costs. After the end of each calendar year, Landlord shall deliver to Tenant Landlord's good faith estimate of the Operating Costs for the following year and a statement, in reasonable detail, of the actual Operating Costs incurred by Landlord during the preceding calendar year. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit given to Tenant, as the case may be, to reflect the actual Operating Costs.

         3.3 The term "Rent" shall mean Base Rent and Additional Rent. All Rent and other monies required to be paid by Tenant hereunder shall be paid to Landlord without deduction or offset, prior to notice or demand, in lawful money of the United States of America, at the Building or at such other place as Landlord may from time to time designate in writing.

         3.4 If Tenant fails to pay, when due and payable, any Rent or any other amounts or charges to be paid by Tenant hereunder within ten (10) days after written notice from Landlord that the amount is past due, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate equal to the prime rate of interest last ascertained by the Commissioner of Financial Institutions of the State of Nevada pursuant to
Section 99.040 of the Nevada Revised Statutes, plus five (5) percentage points (the "Default Rate").

                                   SECTION 4
                                    GAMING

         Landlord acknowledges that Tenant and its Affiliates (defined below) shall apply for gaming licenses and that such licenses are of vital importance to Tenant's business. In this regard, Landlord agrees to comply with all reasonable requests made by Tenant for information concerning Landlord's background, which may include, without limitation, completion by Landlord of Tenant's standard form of Corporate Background Questionnaire and/or Personal Background Questionnaire, as appropriate. Tenant may immediately terminate this Lease in the event that (a) Landlord fails to comply with information requests as set forth in the foregoing sentence; or (b) Tenant determines, in its sole discretion, that continued association with Landlord would jeopardize any gaming license held or pursued by Tenant or any of its Affiliates.

                                   SECTION 5
                                   FINANCING

         Landlord may obtain loans from time to time from third parties to finance acquisition and development of Landlord's and its Affiliates' real property, including the Premises. For purposes of this Lease, an "Affiliate" of a party shall mean any person or entity (a) that is owned or controlled by the party, (b) that owns or controls the party, (c) that is owned or controlled by a person or entity that owns or controls the party, (d) that owns or controls an Affiliate of the party, or (e) that is owned or controlled by an Affiliate of the party. As used in this definition, the words "owns" or "owned" refer to the ownership of twenty percent (20%) or more of the equity interest in the person or entity so owned, regardless of the manner of ownership. Also, as used in this definition, ownership or control may be direct or indirect. By its execution of this Lease, Tenant (i) acknowledges and consents to Landlord's collateral assignment of its rights hereunder to its and its Affiliates' lenders (collectively "Lenders"), including the beneficiary under the Deed of Trust (as defined and described on Schedule I attached hereto, the "Deed of Trust"); (ii) acknowledges and affirms Tenant's agreement to attorn performance obligations to the benefit of Lenders in the same manner as it would with respect to Landlord if any such Lender exercises its rights under any collateral assignment from Landlord; and (iii) agrees to execute such separate consents and acknowledgements to and of Landlord's collateral assignment of this Lease to such third party Lenders.

                                   SECTION 6
                         USE OF PREMISES; EXCLUSIVITY

         6.1 The Premises are leased to Tenant solely for use as business and administrative offices and uses related thereto. Tenant shall not use or suffer to be used the Premises, or any portion thereof, for any other purpose or purposes whatsoever, without Landlord's prior written consent, which consent shall not be unreasonably withheld.

         6.2 Tenant shall not permit or suffer anything to be done, or kept upon the Premises which will obstruct or interfere with the rights of Landlord, nor will Tenant commit or permit any nuisance on the Premises or commit or suffer any immoral or illegal act to be committed thereon. Tenant shall not, without Landlord's prior written approval:

                  6.2.1 Do or permit anything to be done in or about the Premises, which will in any way affect fire or other insurance upon the Building, or any of its contents, or which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy or use of the Premises;

                  6.2.2 Operate or permit to be operated on the Premises, any coin or token-operated vending machines or similar devices unless for the sole use of Tenant's employees on the Premises; or

                  6.2.3 Use the Premises or any portion thereof as living quarters or sleeping quarters.

         6.3 Tenant shall not use the Premises for the generation, storage, manufacture, production, releasing, discharge, or disposal or any Hazardous Substance (defined below) or allow or suffer any other entity or person to do so. "Hazardous Substance" shall mean any flammable or related material and any other substance or material defined or designated as a hazardous or toxic substance, material or waste by a governmental law, order, regulation or ordinance presently in effect or as amended or promulgated in the future and shall include, without limitation: (a) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 40 U.S.C. ss.ss. 1801 et seq., and in the regulations promulgated pursuant to said laws; (b) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (c) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (d) any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls or (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss.ss. 1251 et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317).

                  6.3.1 Tenant shall protect, indemnify and hold harmless Landlord, its partners, members, managers, employees, agents, successors and assigns, the Building and the property in general from and against any and all claims, losses, damages, costs, expenses, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind (including, without limitation, attorneys' fees and costs at trial and on appeal) directly or indirectly arising out of or attributable to, in whole or in part, the breach of any of the covenants, representations and warranties of this Section 6.3, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, from or about the Premises. The foregoing indemnity shall further apply to any residual contamination on, under, from or about the Premises, the Building or the property in general, or affecting any natural resources arising in connection with the use, generation, manufacture, production, handling, storage, transport, discharge or disposal of any such Hazardous Substance, and irrespective of whether any of such activities were or will be undertaken in accordance with environmental laws or other applicable laws, regulations, codes and ordinances.

                  6.3.2 Landlord reserves the right to request appropriate governmental officials to inspect the Premises, from time to time, in order to determine Tenant's compliance herewith.

         6.4 Tenant shall, at all times during the Lease Term, comply with all governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Building, the Premises or Tenant's use thereof.

         6.5 Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by any and all reasonable rules and regulations as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Premises or the Building.
         6.6 Tenant shall not erect any signs, posters, billboards, or other advertising device to be displayed to the public (collectively "Signs") without the prior written consent of Landlord. If prior written consent is obtained, Tenant agrees that Tenant will erect any and all Signs at Tenant's sole cost.

         6.7 Tenant shall not use the name "Desert Inn" or any other name that Landlord shall use to refer to the Building, or its business in the Building, from time to time or any derivation thereof (the "Landlord's Name") in connection with, or as part of, Tenant's business, without the prior written consent of Landlord. In the event that Landlord allows Tenant to use the Landlord's Name in advertising, such use shall be deemed a nonexclusive license or privilege only, which confers no property rights therein, and such license or privilege may be revoked by Landlord at any time, in which event Tenant shall immediately cease the use of the Landlord's Name. Landlord's permission to use the Landlord's Name shall not be deemed to abridge the right of Landlord to grant or license the use of the Landlord's Name to any other person at any other time. Tenant shall have no right to use any Landlord owned or licensed trademarks or copyrights without the prior written consent of Landlord. Any rights to use Landlord's owned or licensed trademarks or copyrights on Tenant's merchandise shall be nonexclusive and the subject of a separate agreement.

                                   SECTION 7
                         ALTERATIONS AND IMPROVEMENTS

         Tenant shall be responsible, at its sole cost and expense, for all decorating, fixturizing, furnishing and equipping of the Premises subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Tenant shall not make any alterations, improvements or changes ("Improvements") in or to the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Any Improvements shall be at the sole cost and expense of Tenant. Landlord may require Tenant, at Tenant's sole cost and expense, to furnish a bond, or other security satisfactory to Landlord, to assure diligent and faithful performance of any work to be performed by Tenant. Any Improvements shall be made promptly, in good and workmanlike manner by duly licensed union contractors and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect, pertaining to the Premises or Tenant's use thereof. Tenant shall remove all Improvements, at Tenant's sole cost and expense, upon termination of this Lease and to surrender the Premises in the same condition as they were in prior to the making of any or all such Improvements, ordinary wear and tear excepted. Notwithstanding the above, Tenant shall have the right to remove any trade fixtures installed by Tenant upon the Premises.

                                   SECTION 8
                                    PARKING

         Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and business invitees shall have the nonexclusive right to access and use the parking structure (the "Parking Facility") currently located on the north side of Landlord's Property, as shown on Exhibit "B", subject to such rules and regulations as Landlord may from time to time impose and consistent with Tenant's rights in the Parking Facility pursuant to that certain Parking Facility Lease between the parties dated of even date herewith. In addition, Landlord hereby grants Tenant, its employees, invitees and patrons a non-exclusive license to (a) traverse Landlord's Property in order to travel between the Building and the Parking Facility along sidewalks and pathways designated from Landlord from time to time and (b) to drive in, through, and out of the Parking Facility.

                                   SECTION 9
                                     TAXES

         9.1 Tenant will, at Tenant's own cost and expense, bear, pay, and discharge prior to delinquency, all real estate taxes, assessments, sewer rents, water rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments and other charges of every kind and nature whatsoever, ordinary or extraordinary, foreseen or unforeseen, general or special (all of which are hereinafter collectively referred to as "Impositions"), which shall, pursuant to present or future law or otherwise, during the Lease Term, have been or be levied, charged, assessed, or imposed upon, or become due and payable out of or for, or become or have become a lien on the Premises, the Building and any Improvements; it being the intention of the parties hereto that the Rents reserved herein shall be received and enjoyed by Landlord as a net sum free from all such Impositions. Provided, however, that for such part of the Lease Term, if any, as the Premises is not separately assessed but is included as part of Landlord's Property for computation of real property taxes and assessments, or is separately assessed but the taxes attributable thereto are billed to Landlord, then Tenant's share of taxes shall be an amount equal to twenty five percent (25%) of the total assessments for Landlord's Property; provided further that following the release of the lien of the Deed of Trust, Landlord and Tenant shall either create a tax parcel for the Premises separate from the remainder of Landlord's Property, or equitably adjust the percentage of property taxes payable by Tenant for the Premises following adjustments in assessments for Landlord's Property attributable to construction or demolition activity on Landlord's Property other than the Premises. All taxes payable by Tenant hereunder shall be paid to Landlord, as the case may be, on the later of (a) ten (10) days before such tax becomes delinquent or (b) ten (10) days after Landlord, or the taxing authority, notifies Tenant that a payment is due. Subject to any reimbursement due from Tenant as provided herein, Landlord shall be responsible for timely payment of all assessments on Landlord's Property. In the event Landlord fails to timely pay any such assessment, Tenant may, but is not obligated to pay such assessment directly to the taxing authority and pursue reimbursement of Landlord's share of such assessment from Landlord. Upon the termination of this Lease, Landlord shall promptly reimburse Tenant for any Impositions paid by Tenant attributable to the period of time following such termination. All Impositions shall be prorated on the basis of a 365-day year.

         9.2 Tenant shall be liable for and shall pay before delinquency (and, upon five (5) days of written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all Impositions of whatsoever kind or nature, and penalties and interest thereon, if any, levied against any personal property of Tenant of whatsoever kind and to whomsoever belonging situated or installed in or upon the Premises, whether or not affixed to the realty.

         9.3 Tenant shall pay when due all taxes, assessments or fees for which Tenant is liable and which arise directly or indirectly from Tenant's operations at the Premises including without limitation all sales and use taxes. Within five (5) days of written demand from Landlord, Tenant shall furnish Landlord evidence satisfactory to Landlord of the timely payment of any such tax, assessment or fee.

         9.4 Whenever Landlord shall receive any statement or bill for any tax, payable in whole or in part by Tenant as additional Rent, or shall otherwise be required to make any payment on account thereof, except as otherwise provided herein, Tenant shall pay the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

                                  SECTION 10
                                   UTILITIES

         The parties acknowledge that this Lease is intended to be a fully net Lease and that, except as expressly provided in this Lease, Tenant shall be responsible for the payment of all utilities consumed at the Building, including but not limited to water, electricity, gas and telephone, together with any taxes thereon and, to the extent that they are contracted by Tenant, or are paid separately by Tenant, the same shall not constitute Operating Costs under this Lease. Tenant shall contract with and pay, directly to the appropriate supplier, the cost of all such utilities and services supplied to the Building.

                                  SECTION 11
                            MAINTENANCE AND REPAIRS

         11.1 Landlord agrees to keep in good order, condition and repair the foundations, exterior walls, floor and roof of the Building, including cleaning, removal of trash, dirt and debris, sweeping and janitorial services, electrical, mechanical, plumbing, lighting of the Building and service corridors, repair and replacement of sprinkler systems, HVAC, directional signs and other markers and pest extermination, except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of Tenant or its agents, employees, servants, contractors, subtenants or licensees. Further, Landlord acknowledges and agrees that Landlord's security department and security officers are responsible for providing security services in and to the Premises.

         11.2 Landlord shall not be obligated to perform any service or to repair or maintain any structure or facility except as provided in this
Section 11 and Section 14 of this Lease unless caused by the negligence of Landlord, its agents, customers or contractors. Landlord shall not be obligated to provide any service or maintenance or to make any repairs pursuant to this Lease when such service, maintenance or repair is made necessary because of the negligence or misuse of Tenant, Tenant's agents, employees, servants, contractors, subtenants or licensees. Landlord reserves the right to stop any service when Landlord reasonably deems such stoppage necessary, whether by reason of accident or emergency, or for repairs or Improvements or otherwise. Landlord shall not be liable under any circumstances for loss or injury however occurring, through or in connection with or incident to any stoppage of such services, provided, however, that Rent and other charges hereunder shall be abated during the period that Tenant cannot open for business due to such stoppage. Landlord shall have no responsibility or liability for failure to supply any services or maintenance or to make any repairs when prevented from doing so by any cause beyond Landlord's reasonable control unless caused by the negligence of Landlord, its agents, customers, or contractors. Landlord shall not be obligated to inspect the Premises and shall not be obligated to make any repairs or perform any maintenance hereunder unless first notified of the need thereof in writing by Tenant, or unless actually known to Landlord. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act or neglect of any tenant or occupant of the Building, or of any other person.

         11.3 Except as provided for elsewhere herein, Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, all plumbing and sewage facilities within the Premises that exclusively service the Building, fixtures, walls, floors, ceilings and all interior lighting. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any Improvements, special equipment, furnishings, fixtures or facilities installed by it on the Premises. Tenant shall store all trash and garbage in containers located where designated by Landlord and so as not to be visible or create a nuisance to guests, customers and business invitees of the Building, and so as not to create or permit any health or fire hazard.

         11.4 Landlord and Valvino Lamore, LLC, a Nevada limited liability company ("Valvino"), are both subsidiaries of Wynn Resorts, Limited, a Nevada corporation. Valvino hereby agrees to perform the maintenance obligations of Landlord set forth in this Section 11 and Landlord agrees to promptly reimburse Valvino for any and all of its costs in connection therewith. Tenant acknowledges that these maintenance obligations will be performed by Valvino.

                                  SECTION 12
                                     LIENS

         12.1 Tenant, at all times, whether by bond or otherwise, shall keep Landlord, the Building, the Premises, the leasehold estate created by this Lease, and any trade fixtures, equipment or personal property within the Premises, free and clear from any claim, lien or encumbrance (other than personal property, consensual security interests for lines of credit or inventory financing or purchase money liens in connection with the acquisition of any personal property, in each case in the ordinary course of Tenant's business), tax lien or levy, mechanic's lien, attachment, garnishment or encumbrance arising directly or indirectly from any obligation, action or inaction of Tenant whatsoever, except to the extent permitted under Sections 17 and 18 below and except for "Permitted Liens" as defined in the Credit Agreement (as that term is defined in the Deed of Trust). The Credit Agreement, the Deed of Trust and any other documents or instruments executed in connection therewith shall be collectively referred to in this Lease as the "Credit Agreement Documents."

         12.2 Tenant shall, within ten (10) business days of the filing of any lien that is not permitted under Section 12.1 above, either pay or satisfy the same in full and procure the discharge thereof or commence an action to discharge the same, fully bond such lien, and diligently prosecute such action, or shall cause Tenant's contractor to do the same.

                                  SECTION 13
                                   INSURANCE

         13.1 Landlord and Tenant are covered under the same policies of comprehensive public liability insurance and all-risk, commercial property insurance. The parties each agree to pay its respective share of such insurance cost.

         13.2 If at any time during the Lease Term Tenant ceases to be covered by common insurance with Landlord, Tenant will, at its sole cost and expense, maintain in full force and effect:

                  (a) a policy of comprehensive public liability insurance issued by an insurance carrier approved by Landlord, insuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Premises or Tenant's use thereof. Landlord shall be named as an additional insured under each such policy of insurance;

                  (b) a standard form of all-risk, commercial property insurance with extended coverage insurance covering leasehold improvements, furniture, fixtures and equipment, and personal property located in or on the Premises whether owned by Landlord or Tenant, and the personal property of others in Tenant's possession in, upon or about the Premises. Such insurance shall be in an amount equal to the current replacement value of the property required to be insured. Tenant and Landlord, as their interests may appear, shall be the named insureds under each such policy of insurance; and

                  (c) During any period of any construction on the Premises, Tenant shall maintain (i) course of construction and builder's risk insurance on an "all risks" basis, including materials in storage and while in transit, and (ii) worker's compensation and employer's liability insurance for any person working on such construction who is employed by Tenant or any general contractor and/or any construction contractor.

         13.3 A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant under Section 13.2 above, if any, or a copy of each such policy, shall be delivered to Landlord on or before the Commencement Date and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the terms of each such policy. Each of said certificates of insurance and each such policy of insurance shall be from an insurer and in a form and substance satisfactory to Landlord, shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring not less than thirty (30) days written notice to Landlord and all other named insureds prior to the cancellation, diminution in the perils insureds against, or reduction of the amount of coverage of, the particular policy in question. In addition to the foregoing certificates, Tenant shall at all times during the Lease Term maintain (either through common insurance with Landlord or otherwise), at Tenant's sole cost and expense, workers' compensation coverage evidencing coverage at Nevada statutory limits.

         13.4 Tenant shall not use or occupy, or permit the Premises to be used or occupied, in a manner that will make void any insurance then in force.

         13.5 Landlord and Tenant hereby waive any and all rights of recovery from the other party and its officers, agents and employees for any loss or damage, including consequential loss or damage, caused by any peril or perils (including negligent acts) that are caused by or result from risks insured against under any form of insurance policy.

         13.6 Each policy of insurance provided for in this Section 13 shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against the other party, its officers, directors, agents and employees. All such policies shall be written as primary policies and not contributing with or in excess of the coverage, if any, which Landlord may carry. Notwithstanding any other provision contained in this Section 13 or elsewhere in this Lease, the amounts of all insurance required hereunder to be paid by Tenant shall be not less than an amount sufficient to prevent Landlord from becoming a co-insurer. The limits of the public liability insurance required to be maintained by Tenant under this Lease shall in no way limit or diminish Tenant's liability under Section 15 hereof and such limits shall be subject to increase at any time and from time to time during the Lease Term if Landlord, in the exercise of reasonable discretion, deems such an increase necessary for its adequate protection; provided, however, Landlord may not exercise its right under this sentence more frequently than one time every two years during the Lease Term.

         13.7 All of the provisions of this Section 13 are subject to, and shall be modified as reasonably necessary to be consistent with, the requirements of the Credit Agreement.

                                  SECTION 14
                     DESTRUCTION OF PREMISES; CONDEMNATION

         14.1 During the period prior to the earlier to occur of the expiration of the Initial Lease Term or the Termination Option Date, should the Premises or any portion thereof be destroyed by any cause whatsoever ("Damaged") and provided that restoration is permitted under the Credit Agreement, Tenant shall restore the Premises so long as it is permitted by the WLV Credit Agreement and the Mortgage Notes Indenture. After the earlier to occur of the expiration of the Initial Lease Term or the Termination Option Date, should the Premises be Damaged, Tenant may elect to either terminate this Lease or restore the Premises by delivery of written notice to Landlord within thirty (30) days after the casualty event giving rise to the Damage. If Tenant fails to give timely notice of Tenant's election, Tenant shall be deemed to have elected to terminate and this Lease shall terminate at the end of the calendar month following the calendar month in which such casualty event shall have occurred. If Tenant is required or elects to restore the Premises, the following provisions shall apply: After any such casualty and during the reconstruction period, Rent shall continue to accrue and be payable as if such event of destruction had not occurred. Tenant shall reconstruct the Damaged Improvements with all reasonable diligence (allowing for adjustment and collection of insurance proceeds, licensing, permitting, and approvals) and as often as any structures subsequently constructed on the Premises or any part thereof shall be Damaged. No Damage to any building or Improvements on the Premises by fire, windstorm, or any other casualty shall entitle Tenant to violate any of the provisions of this Lease. Landlord hereby agrees to assign to Tenant any insurance proceeds otherwise payable to Landlord, whether payable solely to Landlord or jointly to Landlord and Tenant, subject to reasonable and third party customary construction control procedures, so long as Tenant uses such proceeds solely to repair or rebuild the Damaged buildings or Improvements.

         14.2 INTENTIONALLY OMITTED

         14.3 Notwithstanding the foregoing provisions, in the event the Premises or any portion thereof shall be Damaged by fire or other casualty due to the fault, negligence or willful misconduct of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then this Lease shall not terminate, the Damage shall be repaired by Tenant, and there shall be no apportionment or abatement of any Rent.

         14.4 All insurance proceeds payable under any fire and extended coverage risk insurance covering the Premises and maintained by Landlord shall be payable to Landlord in the event of Damage, and Tenant shall have no interest therein, except to the extent of such insurance separately carried by Tenant. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 14, neither the Rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any Damage.

         14.5 Should the whole of the Premises be condemned or taken by a competent authority for any public or quasi-public purpose, then this Lease shall terminate upon such taking. If such portion of the Premises is condemned or taken such that the remaining portion thereof will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Landlord or Tenant shall have the option to terminate this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. If by such condemnation and taking a portion of the Premises is taken and the remaining part thereof is suitable for the purposes for which Tenant has leased the Premises, this Lease shall continue in full force and effect, but the Rent and all other charges hereunder shall be reduced in an amount equal to that proportion of such charges which the square footage of the portion taken bears to the total square feet of the Premises, and Rent and other charges shall be suspended during any period of time that Tenant is closed for business. In the event a partial taking does not terminate this Lease, Landlord, at Landlord's expense, shall repair the damage to the Premises with reasonable dispatch and restore it as nearly as reasonably possible to its condition immediately before the taking. If any part of the Building shall be taken or appropriated so as to materially and adversely affect the ability of Tenant's subtenants, customers and/or invitees to reach the Premises, Tenant shall have the right, at its option to terminate this Lease by notifying the other party within twenty (20) days of such taking.

         14.6 For the purposes hereof, a deed in lieu of condemnation shall be deemed a taking.

                                  SECTION 15
                                INDEMNIFICATION

         15.1 Each party ("Indemnitor") hereby covenants and agrees to indemnify, defend, save and hold the other party ("Indemnitee"), the Premises and the leasehold estate created by this Lease free, clear and harmless from any and all liability, loss, costs, expenses (including attorneys' fees), judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission, or negligence of Indemnitor, its agents, employees, servants, contractors, subtenants or licensees while in, upon, about, or in any way connected with, the Premises or the Building or arising from any accident, injury or damage, howsoever and by whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in any way connected with the Premises or any portion thereof other than as a result of the intentional or negligent acts of Indemnitee.

                                  SECTION 16
                                 SUBORDINATION

         16.1 The lien on the Premises created and securing the obligations under the Credit Agreement Documents and all supplements, amendments, modifications, renewals, replacements, and extensions of and to them shall unconditionally be and remain at all times a lien on the Premises prior and superior to this Lease, to all leasehold estates of whatever nature created herein and to all rights and privileges of Tenant hereunder. This Lease and the leasehold estates created hereunder, together with all other rights and privileges of Tenant hereunder are hereby unconditionally made subordinate to the lien of the Credit Agreement Documents in favor of Administrative Agent (as defined in the Credit Agreement). Tenant consents to Landlord and Administrative Agent entering into the Credit Agreement Documents. Tenant further declares, agrees, and acknowledges that Administrative Agent in making disbursements under the Credit Agreement Documents, has no obligation or duty to, nor has Administrative Agent represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Administrative Agent, and any application or use of such proceeds for purposes other than those provided for in the Credit Agreement Documents shall not defeat the subordination made in this Lease, in whole or in part. Tenant further represents and acknowledges that Administrative Agent may exercise any and all of its remedies under the Credit Agreement Documents without regard to the consequences of such actions upon this Lease and Tenant's rights hereunder and further acknowledges that upon the recording of a trustee's deed following exercise of the power of sale by Administrative Agent under the Deed of Trust or a receipt of a deed by the Administrative Agent in lieu of a foreclosure of this Lease, Tenant's rights hereunder, including Tenant's right to occupy the Premises, shall immediately terminate.

         16.2 Nothing in this Lease shall be deemed or construed to be an agreement by Administrative Agent to perform any covenant of Landlord as landlord under this Lease at any time. Administrative Agent shall have no liability to Tenant whatsoever in connection with the actions or omissions of Administrative Agent under the Credit Agreement Documents regardless of the effects of such actions and omissions upon this Lease and the rights granted to Tenant hereunder.

         16.3 Except as permitted in the Credit Agreement Documents or as previously consented to in writing by Administrative Agent, Tenant shall not enter into any amendment, modification, or other agreement relating to this Lease or assign or sublet any portion of this Lease or Tenant's rights hereunder.

         16.4 If Administrative Agent forecloses upon the Deed of Trust or if it takes possession under the Deed of Trust, Administrative Agent shall not be
(a) liable for any damages or other relief attributable to any act or omission of any prior landlord under this Lease, including Landlord; or (b) bound by any modification or amendment of or to this Lease unless the amendment or modification shall have been approved in writing by Administrative Agent.

         16.5 Tenant agrees upon request of Landlord to further subordinate this Lease and its rights hereunder to the lien of any additional mortgage, deed of trust or other encumbrance, together with any renewals, extensions or replacements thereof now or hereafter placed, charged or enforced against the Premises, or any portion thereof, and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be reasonably required to effectuate such subordination within ten (10) days after receiving such documents.

                                  SECTION 17
                           ASSIGNMENT AND SUBLETTING

         17.1 Except as otherwise set forth herein, Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein, or sublet the Premises or any portion thereof, or license the use of all or any portion of the Premises without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Provided, however, that Tenant shall have the right, upon giving notice to Landlord, to assign this Lease or sublet all or any portion of the Premises to an Affiliate of Tenant so long as such Affiliate agrees to be bound by the terms and provisions of this Lease and, in the case of an assignment, assumes Tenant's obligations under this Lease. The restriction or limitation on use of the Premises shall continue to apply to any subtenant or assignee hereunder. Any consent by Landlord to any act requiring consent pursuant to this Section 17.1 shall not constitute a waiver of the necessity for such consent to any subsequent act. Tenant shall pay all reasonable costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in processing, documenting or administering any request of Tenant for Landlord's consent required pursuant to this Section 17.1.

         17.2 Landlord may reasonably require that each proposed assignee or sublessee agree, in a written agreement satisfactory to Landlord, to assume and abide by all the terms and provisions of this Lease, including those which govern the permitted uses of the Premises.

         17.3 In the absence of an express agreement in writing to the contrary executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed.

                                  SECTION 18
                              LEASEHOLD FINANCING

         18.1 Leasehold Mortgage Permitted. Nothing in this Lease shall be construed as restricting in any manner the right of Tenant, from time to time, or at any time, to create one or more liens on, or encumber, by mortgage, deed of trust or trust deed in the nature of a mortgage (each, a "Leasehold Mortgage") the leasehold interest of Tenant in the Premises, and subject to the restrictions and limitations contained in any such instrument as to further conveyances, transfers and assignments, Tenant will have the right at any time, and from time to time, to convey, transfer and assign its interest under this Lease to a mortgagee, trustee or beneficiary, of its designee (each "Leasehold Mortgagee"), under a Leasehold Mortgage given to secure any note or other obligation of Tenant or an Affiliate thereof.

         18.2 Certain Benefits to Leasehold Mortgage. If Tenant shall execute any Leasehold Mortgage, then, in such event and so long as such Leasehold Mortgage shall constitute a lien or encumbrance against the leasehold estate of Tenant hereunder, the following provisions shall apply:

                  18.2.1 Amendment of Lease. No agreement by Landlord and Tenant for the assignment, cancellation, surrender, acceptance of surrender or termination, modification or amendment of this Lease shall be effective as to any Leasehold Mortgagee without the written consent of such Leasehold Mortgagee. If the Leasehold Mortgagee whose lien has first priority consents to an amendment, any Leasehold Mortgagee of a junior lien on the Premises will not unreasonably withhold its consent to such amendment.

                  18.2.2 Exercise of Section 365(h)(i) Rights. Landlord agrees, for the benefit of such Leasehold Mortgagee, that the right of election arising under Section 365(h)(i) of the Bankruptcy Code shall be exercised by the most senior Leasehold Mortgagee at such time and not by Tenant. Any attempted exercise by Tenant of such right of election in violation hereof shall be void.

                  18.2.3 Loss Payee. The name of each such Leasehold Mortgagee shall be added to the "Loss Payable Endorsement" of any and all insurance policies required to be carried by Tenant under this Lease.

                  18.2.4 Proceeds of Casualty and Condemnation. Notwithstanding anything in this Lease to the contrary, in the event of any casualty to or condemnation of the Premises or any portion thereof, the Leasehold Mortgagees shall be entitled to receive all insurance proceeds and/or condemnation awards as their interests appear (up to the amount of the indebtedness secured by the Leasehold Mortgage) otherwise payable to Tenant or Landlord or both and apply them in accordance with the Leasehold Mortgage and shall have the right, but not the obligation, to restore the Premises.

                  18.2.5 Merger. If Tenant shall acquire fee title, or any other estate, title or interest in the Premises which is the subject of this Lease, or any part thereof, or if the leasehold estate created by this Lease, or any portion thereof, shall be assigned, sold or otherwise transferred to the owner of such fee title or other estate, title or interest in the Premises which is the subject of this Lease, then in either such event, upon the election of the Leasehold Mortgagee first in priority expressly made in writing at any time thereafter, each Leasehold Mortgage shall attach to and be a lien upon such fee title and/or other estate so acquired (but only as the same pertains to the Premises), and such fee title and/or other estate so acquired shall be considered as mortgaged, assigned and conveyed to each Leasehold Mortgagee and the lien of each such Leasehold Mortgage shall be spread to cover such estate with the same force and effect as though specifically mortgaged, assigned or conveyed in such Leasehold Mortgage (and upon request of any Leasehold Mortgagee, either or both Landlord and Tenant shall execute further mortgages, assignments of leases and rents, amendments to documents and instruments as such Leasehold Mortgagee may reasonably require for such purpose); provided, however, that notwithstanding the foregoing, if and so long as any of the indebtedness secured by any such Leasehold Mortgage shall remain unpaid, unless the Leasehold Mortgagee thereunder shall otherwise in writing expressly consent, the fee title to the Premises which is the subject of this Lease and the leasehold estate created by this Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in Landlord or in Tenant, or in a third party, by purchase or otherwise. Nothing in this Section 18.2.5 shall be deemed to subordinate or require Landlord to subordinate the fee interest of Landlord in the Premises to the lien of a Leasehold Mortgage.

                  18.2.6 Right of Entry. Each Leasehold Mortgagee shall have the right to enter upon the Premises at any time for any purpose, including curing any defaults by Tenant under this Lease, and Landlord hereby agrees to accept performance and compliance by any such Leasehold Mortgagee of any covenants, agreements, provisions, conditions and limitations on Tenant's part to be kept, observed or performed hereunder, with the same force and effect as though kept, observed and performed by Tenant. Any default by Tenant that is not susceptible to being cured by a Leasehold Mortgagee shall be deemed waived by Landlord.

                  18.2.7 Notice to Tenant. Landlord shall serve Tenant with notice if Landlord files, or has filed against it, a petition under chapters 7 or 11 of the Bankruptcy Code. Such notice shall be served within twenty-four
(24) hours of such filing. Landlord shall, upon serving Tenant with any notice of (1) a bankruptcy fling as herein described, (2) default pursuant to the provisions of this Lease, or (3) a matter on which Landlord may predicate or claim a default, at the same time serve a copy of such notice upon every Leasehold Mortgagee that has provided Landlord with notice of its identity and address, and no such notice by Landlord to Tenant hereunder shall have been deemed duly given unless and until a copy thereof has been so served on every such Leasehold Mortgagee.

                  18.2.8 Termination. Anything contained in this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, or to exercise any other rights, powers or remedies available to it under this Lease, Landlord shall have no right to terminate this Lease or to exercise any of such rights, powers or remedies unless following the expiration of the period of time given Tenant to cure such default (or the act or omission which gave rise to such default), Landlord shall notify every Leasehold Mortgagee of Landlord's intent to so terminate or exercise any such rights, powers or remedies ("Default Notice") at least (x) sixty (60) days in advance of the proposed effective date of such termination, or exercise of any rights, powers or remedies if such default is capable of being cured by the payment of money, and (y) ninety (90) days in advance of the proposed effective date of such termination, or exercise of any such rights, powers or remedies if such default is not capable of being cured by the payment of money ("Default Notice Period"). The provisions of Subsection
18.2.9 below shall apply if during such thirty (60) or ninety (90) day Default Notice Period, any Leasehold Mortgagee shall notify Landlord of such Leasehold Mortgagee's desire to nullify such notice (the "Nullification Notice").

                  18.2.9   Procedure on Default.

                           (a) If Landlord shall elect to terminate this Lease
or obtain possession of the Premises by reason of any default of Tenant, and a Leasehold Mortgagee shall have delivered the Nullification Notice set forth in Subsection 18.2.8, the specified date for the termination of this Lease as fixed by Landlord in its Default Notice or for the obtaining of possession shall be extended for a period of six (6) months, provided that such Leasehold Mortgagee shall, during such six (6) month period:

                                    (1) pay or cause to be paid the monetary
obligations of Tenant under this Lease as the same become due, and continue its good faith efforts to perform all of Tenant's other obligations under this Lease, excepting (i) obligations of Tenant to satisfy or otherwise discharge any lien, charge or encumbrance against Tenant's interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee and (ii) past non-monetary obligations then in default and not reasonably susceptible of being cured by such Leasehold Mortgagee (including by reason of a bankruptcy stay or if possession of the Premises is required in order to cure such default); provided that Leasehold Mortgagee may offset amounts it expends to cure any defaults by Landlord under this Lease; and

                                    (2) if not enjoined or stayed, take steps
to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                           (b) If at the end of such six (6) month period such
Leasehold Mortgagee is complying with Subsection 18.2.9(a) then this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Lessee's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence. Nothing in this Subsection 18.2.9, however, shall be construed to extend this Lease beyond the original term thereof or to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                           (c) If a Leasehold Mortgagee is complying with
Subsection 18.2.9(a) of this Section, then upon the acquisition of Tenant's estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise (and the discharge of any lien, charge or encumbrance against the Tenant's interest in this Lease or the demised premises which is junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee and which the Tenant is obligated to satisfy and discharge by reason of the terms of this Lease) this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                  18.2.10 Receiver. A Leasehold Mortgagee shall have the right after institution of foreclosure proceedings to apply to the court for the appointment of a receiver of the Premises. In the event foreclosure proceedings have been instituted, any money held by Landlord which becomes payable to Tenant shall be payable upon demand to such Leasehold Mortgagee as the interest of such Leasehold Mortgagee may appear when the same so becomes payable to Tenant. If Landlord shall at any time be in doubt as to whether such monies are payable to such Leasehold Mortgagee or to Tenant, Landlord may pay such monies into court and file an appropriate action of interpleader in which event all of Landlord's costs and expenses (including attorneys' fees) shall first be paid out of the proceeds so deposited.

                  18.2.11 No Assumption. For purposes of this Subsection 18.2.11, the making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created, so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder, but the purchaser at any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of this Subsection 18.2.11 and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Tenant to be performed hereunder arising and accruing from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the leasehold estate.

                  18.2.12 Successive Sales. Any Leasehold Mortgagee or other acquiror of the leasehold estate of Tenant pursuant to foreclosure, assignment in lieu of foreclosure or-other proceedings may, upon acquiring Tenant's leasehold estate, without further consent of Landlord, sell and assign the leasehold estate so acquired on such terms and to such persons or organizations as are acceptable to such Leasehold Mortgagee or acquiror and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Landlord its written agreement to be bound by all of the provisions of this Lease from and after the date of such assignment.

                  18.2.13 Leasehold Mortgagee Need Not Cure Specified Defaults. Nothing herein contained shall require any Leasehold Mortgagee or its designee as a condition to the exercise of its rights hereunder to cure any default of Tenant not reasonably susceptible of being cured by such Leasehold Mortgagee or its designee.

                  18.2.14 Lease Proceedings. Landlord shall give each Leasehold Mortgagee that has provided Landlord with notice of its interest and address, prompt notice of any arbitration or legal proceedings between Landlord and Tenant involving this Lease. Each Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, Landlord shall give such Leasehold Mortgagee notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees not intervening after receipt of notice of arbitration. Tenant agrees that each Leasehold Mortgagee shall also have the right to intervene in, and be made a party to, any such proceedings.

                  18.2.15  Future Leasehold Mortgage: Amendment of Lease.

                           (a) Notwithstanding anything in this Lease to the
contrary, each Leasehold Mortgagee shall have the right (if it has such right under its loan documents) to restrict, limit or prohibit the execution of any other Leasehold Mortgage junior in priority to the lien of such senior Leasehold Mortgage, or, in the event of the execution of any such junior Leasehold Mortgage, to accelerate or increase the interest rate under the indebtedness secured by such senior Leasehold Mortgage; and

                           (b) In the event of a Leasehold Mortgage (each, a
"Successor Leasehold Mortgage") the proceeds of which are used to pay off in its entirety the indebtedness secured by any existing Leasehold Mortgage (each such existing Leasehold Mortgage, an "Initial Leasehold Mortgage"), then the Successor Leasehold Mortgage shall be deemed to have succeeded to the position and all of the rights and priorities of the mortgagee under the Initial Leasehold Mortgage with respect to the mortgagor under the Initial Leasehold Mortgage and with respect to third parties.

                  18.2.16 Certificate. Landlord shall, without charge, at any time and from time to time within ten (10) business days after written request of Tenant to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (1) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (2) as to the validity and force and effect of this Lease, in accordance with its tenor; (3) as to the existence of any default hereunder or any event which with the passage of time or notice would constitute a default hereunder; (4) as to the existence of any offsets, claims, counterclaims or defenses hereto on the part of Landlord or, to Landlord's knowledge, on the part of Tenant; (5) as to the commencement and expiration dates of this Lease; and (6) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Tenant and any other person, firm or corporation to whom the same maybe exhibited or delivered, and the contents of such certificate shall be binding on Landlord.

                  18.2.17 Nominee. Any acquisition by a Leasehold Mortgagee of the leasehold estate under this Lease, or any rights or privileges thereunder may be taken in the name of such Leasehold Mortgagee or in the name of any nominee or designee selected by it.

                  18.2.18 New Lease. In the event of the termination of this Lease as a result of Tenant's default prior to the expiration of the term, or in the event of a rejection by Landlord or Tenant of this Lease under Chapter 11 of the Bankruptcy Code, Landlord shall, in addition to providing the notices of default and termination as required by this Lease, provide each Leasehold Mortgagee with written notice that the Lease has been terminated or that Landlord has filed a request with the Bankruptcy Court seeking to reject the Lease, together with a statement of all sums which would at that time be due under this Lease but for such termination or rejection, and of all other defaults, if any, then known to Landlord. Upon any request of the Leasehold Mortgagee, or its designee, Landlord agrees to enter into a new lease ("New Lease") of the Premises with such Leasehold Mortgagee or its designee for the remainder of the term of this Lease, effective as of the date of termination or rejection, as the case may be, at the Rent, and upon the terms, covenants and conditions (including all transfer rights, but excluding requirements which are not applicable or which have already been fulfilled) of this Lease; provided, however, that (i) the Leasehold Mortgagee whose lien upon the Premises is superior to the lien of any other Leasehold Mortgage (the "Senior Leasehold Mortgagee") shall have the right to give notice of its intent to enter into a New Lease to the Landlord for a period of 60 days from its receipt of the notice referred to in the first sentence of this Section
18.2.18 and (ii) if the Senior Leasehold Mortgagee does not exercise its right to enter into the New Lease during this 60-day period; the Leasehold Mortgagee whose lien upon the Premises is superior to the lien of any other Leasehold Mortgage (other than the Senior Leasehold Mortgagee) shall have the right to give notice of its intent to enter into a New Lease to the Landlord during the remainder of the period(s) specified below; and provided further, however,

                           (a) Such Leasehold Mortgagee shall make written
request upon Landlord for such New Lease at the later of (1) within one hundred (100) days after the date such Leasehold Mortgagee receives Landlord's notice of termination or rejection of this Lease given pursuant to this Subsection 18.2.18; or (2) within forty-five (45) days after the actual termination of the Lease as same may have been extended by Subsection 18.2.18 hereof.

                           (b) Such Leasehold Mortgagee or its designee shall
pay or cause to be paid to Landlord at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees, court costs and costs and disbursements which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by Landlord from or on behalf of Tenant. Upon the execution of such New Lease, Landlord shall allow to Tenant named therein as an offset against the sums otherwise due under this Subsection 18.2.18 or under the New Lease, an amount equal to the net income derived by Landlord from the Premises during the period from the effective date of termination of this Lease to the date of the beginning of the lease term under the New Lease. In the event of a controversy as to the amount to be paid to Landlord pursuant to this Section 18.2, the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and such Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due.

                           (c) Such Leasehold Mortgagee or its designee shall
agree to remedy any of Tenant's defaults of which said Leasehold Mortgagee was notified by Landlord's notice of termination or rejection and which are reasonably susceptible of being so cured by such Leasehold Mortgagee or its designee.

                           (d) The Tenant under such New Lease shall have the
same right, title and interest in and to the Premises and buildings and improvements thereon as Tenant under this Lease. Any holder of any such lien, charge or encumbrance or sublease shall execute such instruments of non-disturbance and/or attornment as the tenant under the New Lease may at any time require.

                           (e) The tenant under any New Lease shall be liable
to perform the obligations imposed on the Tenant by such New Lease only for and during the period such person has ownership of the Premises.

                           (f) If more than one (1) Leasehold Mortgagee shall
request a New Lease pursuant to this Section 18.3, Landlord shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is in the first lien position, or with the designee of such Leasehold Mortgagee.

                           (g) Concurrently with the execution and delivery of
any New Lease, Landlord shall assign to the tenant named therein all of the right, title and interest in and to moneys (including insurance proceeds and condemnation awards), if any, then held by and payable by Landlord which Tenant would have been entitled to receive but for the termination of the Lease. Upon the execution of any New Lease, the tenant named therein shall be entitled to any rent received under any sublease in effect during the period from the date of termination of the Lease to the date of execution of such New Lease.

                                  SECTION 19
                                RIGHT OF ACCESS

         Landlord and its authorized agents, representatives and employees shall be entitled to enter the Premises immediately in the case of an emergency or with reasonable notice for the purpose of observing, posting or keeping posted thereon notices provided for hereunder, and such other notices as Landlord may deem reasonably necessary or appropriate; for the purpose of inspecting the Premises; for the purpose of exhibiting the Premises to prospective purchasers or lessees; and for the purpose of making repairs and providing services to the Premises or the Building and performing any work upon the Premises which Landlord may elect or be required to make. In any such case, Landlord and its agents and representatives shall not unreasonably interfere with Tenant's operations at the Premises.

                                  SECTION 20
                             ESTOPPEL CERTIFICATE

         Tenant agrees that within ten (10) business days of any demand therefor by Landlord, Tenant will execute and deliver to Landlord a certificate stating that this Lease is in full force and effect without amendment, or if amended attaching a copy thereof to the certificate, the date to which all rentals have been paid, any defaults or offsets claimed by Tenant and such other information concerning this Lease, the Premises or Tenant as Landlord may request. Landlord will provide a similar document to Tenant upon request by Tenant within ten (10) business days after request.

                                  SECTION 21
                                 EXPENDITURES

         21.1 Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required after notice and an opportunity to cure (which shall be deemed to be thirty (30) days unless provided for specifically herein), Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the Default Rate, shall constitute and be collectable as additional Rent on demand.

         21.1 Whenever under any provision of this Lease, Landlord shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Landlord fails, refuses or neglects to perform as herein required after notice and an opportunity to cure (which shall be deemed to be thirty (30) days unless provided for specifically herein), Tenant shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Landlord. In such event, the amount thereof with interest thereon at the Default Rate, shall be collectable on demand.

                                  SECTION 22
                                    DEFAULT

         22.1     Tenant shall be in default of this Lease if:

                  22.1.1 Tenant shall fail to make timely and full payment of any sum of money required to be paid hereunder and such failure continues for ten (10) days after written notice thereof from Landlord;

                  22.1.2 Tenant shall fail to perform any other term, covenant or condition of Tenant contained in this Lease, and such failure continues for twenty (20) days after written notice thereof from Landlord; provided, however, that if correction is impossible to correct within twenty (20) days, Tenant shall not be deemed in default if Tenant commences correction within said twenty (20) day period, and diligently pursues such correction to completion;

                  22.1.3   Tenant should vacate or abandon the Premises; or

                  22.1.4 There is filed any petition in bankruptcy or Tenant is adjudicated a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect; or

         22.2 In the event of a default, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

                  22.2.1 The right to declare the Lease Term ended and to re-enter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises; or

                  22.2.2 Pursuant to its rights of re-entry, Landlord may, but shall not be obligated to (i) remove all persons from the Premises, (ii) remove all property therefrom, and (iii) enforce any rights Landlord may have against said property or store the same in any warehouse or elsewhere at the cost and for the account of Tenant. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever, except for damage caused by the willful misconduct or gross negligence of Landlord, its agents or subcontractors.

                  22.2.3 Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any Rent or other sum of money accruing hereunder, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall specifically notify Tenant in writing that it has so elected to terminate this Lease.

         22.3 In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its reasonable costs and legal expenses, including reasonable attorneys' fees, whether such action is prosecuted to judgment or not.

         22.4 The waiver by Landlord of any breach of this Lease by Tenant shall not be a waiver of any preceding or subsequent breach of this Lease by Tenant. The subsequent acceptance of Rent or any other payment hereunder by Landlord shall not be construed to be a waiver of any preceding breach of this Lease by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein provided shall be deemed to be other than on account of the earliest Rent due and payable hereunder.

                                  SECTION 23
                                 MISCELLANEOUS

         23.1 Tenant, upon paying the rentals and other payments herein required and upon performance of all of the terms, covenants and conditions of this Lease on its part to be kept, may quietly have, hold and enjoy the Premises during the Lease Term without any disturbance from Landlord or from any other person claiming through Landlord, except as expressly provided otherwise in this Lease.

         23.2 In the event of any sale or exchange of the Premises by Landlord, Landlord shall be, and is, hereby relieved of all liability under and all of its covenants and obligations contained in or derived from this Lease. Tenant agrees to attorn to such purchaser or transferee, provided that such purchaser or transferee agrees to be bound as Landlord under all of the terms and conditions of this Lease. Any sale of the Building or the Premises by Landlord shall be subject to this Lease.

         23.3 It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease, Tenant, prior to exercising any right or remedy Tenant may have against Landlord, shall give written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed in default if the same is cured within thirty (30) days of receipt of said notice. Notwithstanding any other provision hereof, Tenant agrees that if the default is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within that thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within that thirty (30) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

         23.4 Neither party shall be in breach of this Lease if it fails to perform as required hereunder due to labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any Rent or charge required of Tenant hereunder.

         23.5 Any and all notices and demands required or desired to be given hereunder shall be in writing and shall be validly given or made (and effective) if served personally, delivered by a nationally recognized overnight courier service, or deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, to the following addresses:

               If to Landlord:           Bora Bora, LLC
                                         3131 Las Vegas Boulevard South
                                         Las Vegas, Nevada 89109
                                         Attention: Legal Department
                                         Telephone: 702-770-2111
                                         Facsimile: 702-770-1020

               If to Tenant:             Wynn Las Vegas, LLC
                                         3131 Las Vegas Boulevard South
                                         Las Vegas, Nevada 89109
                                         Attention: Legal Department
                                         Telephone: 702-770-2111
                                         Facsimile: 702-770-1020

Either party may change its address for the purpose of receiving notices by providing written notice to the other.

         23.6 The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

         23.7 The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, as permitted in Section 17 hereof. Without limiting the generality of the foregoing, the terms of this Lease, including, without limitation Section 16 hereof, shall inure to the benefit of and be enforceable by the Administrative Agent, any successor representative of the Lenders, or any person or entity to whom the Administrative Agent or such Lenders transfer their interest in the Deed of Trust.

         23.8 If any term, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

         23.9 Time is of the essence of this Lease and all of the terms, covenants and conditions hereof.

         23.10 This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

         23.11 Nothing contained herein shall be deemed to create any partnership, joint venture, agency or other relationship between Landlord and Tenant other than the relationship of landlord and tenant.

         23.12 The captions are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

         23.13 The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Lease. Each party hereto consents to, and waives any objection to, Clark County, Nevada as the proper and exclusive venue for any disputes arising out of or relating to this Lease or any alleged breach thereof.

         23.14 In the event Tenant now or hereafter shall consist of more than one person, firm, corporation or trust, then and in such event, all such persons, firms, corporations or trusts shall be jointly and severally liable as Tenant hereunder.

         23.15 A Memorandum of Termination of Lease in the form attached hereto as Exhibit "E" shall be executed by the parties, shall be held by Landlord, and shall be recorded by Landlord upon termination of the Lease.

         23.16 All necessary actions have been taken under the parties' organizational documents to authorize the individuals signing this Lease on behalf of the respective parties to do so.

         23.17 The prevailing party in any action regarding this Lease shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether such action is prosecuted to judgment or not. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

         23.18 Landlord and Tenant each represent and warrant to the other that they have not entered into any written contractual arrangement with, or promised to pay any broker's fee, finder's fee, commission or other similar compensation to, or otherwise agreed to compensate, any real estate agent or broker in connection with this transaction. Landlord and Tenant each agree to indemnify, defend, save and hold the other harmless from and against all loss, cost and expense incurred by reason of the breach of the foregoing representation and warranty arising from any claim for compensation founded upon or as a result of acts asserted to have been performed on their respective behalf. Such indemnification obligation shall survive any termination of the Lease.

         23.19 This Lease may be executed in one or more counterparts, all of which executed counterparts shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above-written.


"Landlord"                                                   "Tenant"

Bora Bora, LLC                                               Wynn Las Vegas, LLC
a Nevada limited liability company                           a Nevada limited liability company

By:  Bora, LLC                                               By:  Wynn Resorts Holdings, LLC
     a Nevada limited liability company,                          a Nevada limited liability company,
     its sole member                                              its sole member

                                                             By:  Valvino Lamore, LLC
By:  Wynn Resorts, Limited,                                       a Nevada limited liability company,
     a Nevada corporation                                         its sole member
     its sole member
                                                             By:  Wynn Resorts, Limited,
                                                                  a Nevada corporation,
By:    /s/ Marc H. Rubinstein                                     its sole member
       ---------------------
Name:  Marc H. Rubinstein
Title: Senior Vice President                                 By:  /s/ Marc H. Rubinstein
                                                                  ------------------------------
                                                                  Name:  Marc H. Rubinstein
                                                                  Title: Senior Vice President


AGREED AS TO SECTION 11.4 ONLY

"Valvino"

Valvino Lamore, LLC
a Nevada limited liability company,

By:  Wynn Resorts, Limited,
     a Nevada corporation,
     its sole member


By:     /s/ Marc H. Rubinstein
        ----------------------
Name:   Marc H. Rubinstein
Title:  Senior Vice President